UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 29, 2019

PCTEL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

471 Brighton Drive
Bloomingdale, Illinois	60108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 372-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PCTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Adoption of 2019 Stock Incentive Plan

On May 29, 2019, at the Annual Meeting of Shareholders whose voting results are described under Item 5.07 of this Current Report, the shareholders of PCTEL, Inc. (the “Company” or “PCTEL”) adopted and approved the PCTEL, Inc. 2019 Stock Incentive Plan (the “2019 Stock Plan”), upon the recommendation of the Board of Directors. The purpose of the 2019 Stock Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee Directors capable of assuring the future success of the Company, to provide such persons with opportunities for stock ownership in the Company and to offer such persons incentives to put forth maximum effort for the success of the Company’s business. The 2019 Stock Plan replaced the PCTEL, Inc. Stock Plan adopted in 2015 (the “Prior Stock Plan”).

The 2019 Stock Plan, which is administered by the Compensation Committee of the Company’s Board of Directors, authorizes the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards.   The aggregate number of shares that may be issued under all stock-based awards made under the 2019 Stock Plan will be (i) the sum of 2,213,000 shares and (ii) any shares subject to any outstanding award under the Prior Stock Plan that after the effective date of the 2019 Stock Plan are not purchased, are forfeited or are reacquired by the Company or otherwise not delivered to the participant due to termination or cancellation of such award. The Board of Directors may from time to time amend, suspend or terminate the 2019 Stock Plan, subject to its terms.

This summary of the 2019 Stock Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is incorporated herein by reference as Exhibit 10.1 to this Current Report. A more detailed summary of the Plan can be found in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 16, 2019.

Adoption of 2019 Employee Stock Purchase Plan

At the 2019 Annual Meeting of Shareholders, the shareholders also adopted and approved the PCTEL, Inc. 2019 Employee Stock Purchase Plan (the “2019 ESPP”), upon the recommendation of the Board of Directors. The purpose of the 2019 ESPP is to provide employees with an opportunity to purchase shares of PCTEL common stock through accumulated payroll deductions. Encouraging employees to acquire equity ownership in PCTEL assures a closer alignment of the interests of participating employees with those of its stockholders. The 2019 ESPP replaces the 2014 ESPP effective for the trading period commencing October 1, 2019.

The 2019 ESPP is administered by the Compensation Committee of the Company’s Board of Directors.  Subject to change by the administrator, shares of PCTEL common stock may be purchased during consecutive offering periods that begin approximately every six months commencing on the first trading day on or after April 1 and terminating on the last trading day of the offering period ending on September 30 and commencing on the first trading day on or after October 1 and terminating on the last trading day of the offering period ending on March 31. The maximum number of shares of common stock which are available for sale under the 2019 ESPP is 1,800,000 shares. Unless and until the administrator determines otherwise, the purchase price will be equal to 85% of the fair market value of PCTEL common stock on the first day of an offering period or the last day of an offering period, whichever is lower. The administrator may from time to time amend, suspend or terminate the 2019 ESPP, subject to its terms.

This summary of the 2019 ESPP is qualified in its entirety by reference to the full text of the 2019 ESPP, a copy of which is incorporated herein by reference as Exhibit 10.2 to this Current Report. A more detailed summary of the 2019 ESPP can be found in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 16, 2019.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 29, 2019, PCTEL, Inc. held its Annual Meeting of Shareholders, at which a quorum was present.  The table below sets forth the number of votes cast for and against, as well as the number of abstentions and broker non-votes, for each matter voted upon at the meeting, as certified by the inspector of elections:

		FOR	AGAINST	ABSTAIN/ WITHHELD	BROKER NON-VOTES
1.	Election of two Class II Directors to serve for three-year
	terms that will expire at the 2022 Annual Meeting of Stockholders
	Gina Haspilaire	13,364,088	*	66,311	3,056,360
	M. Jay Sinder	11,661,153	*	1,769,246	3,056,360

2.	Approval of the PCTEL, Inc. 2019 Stock Incentive Plan	9,822,218	1,890,692	1,717,489	3,056,360

3.	Approval of the PCTEL, Inc. 2019 Employee Stock Purchase Plan	10,203,951	3,223,353	3,095	3,056,360

4.	Non-binding advisory vote to approve the Company's named executive officer compensation	11,555,996	123,442	1,750,961	3,056,360

5.	Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019	16,251,799	220,864	14,096	*

*	Not Applicable

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

	10.1	PCTEL, Inc. 2019 Stock Incentive Plan (incorporated by reference to Appendix A filed with the Registrant’s Definitive Proxy Statement on Form DEF 14A on April 16, 2019).
	10.2	PCTEL, Inc. 2019 Employee Stock Purchase Plan (incorporated by reference to Appendix B filed with the Registrant’s Definitive Proxy Statement on Form DEF 14A on April 16, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2019

PCTEL, INC.

By:	/s/ Kevin J. McGowan
Kevin J. McGowan, Chief Financial Officer